Exhibit 99.1

VALASSIS

ADVO

NEWS RELEASE

VALASSIS AND ADVO TO AMEND MERGER AGREEMENT AND SETTLE LITIGATION

Livonia, Mich., and Windsor, Conn., Dec. 19, 2006: Valassis (NYSE: VCI) and ADVO, Inc. (NYSE: AD) today announced that the companies have amended the terms of their definitive merger agreement. Under the amended terms, Valassis will acquire all of the outstanding common shares of ADVO stock for $33 per share in cash, or an aggregate of approximately $1.2 billion (on a diluted basis), including approximately $125 million in existing ADVO long-term debt which Valassis expects to refinance. As part of the agreement, the companies have agreed to dismiss with prejudice their pending litigation in the Court of Chancery for New Castle County, Delaware.

Valassis' obligations under the amended merger agreement are not conditioned upon obtaining financing, and there are no conditions to close other than the approval of ADVO stockholders at a special shareholders meeting. The parties expect to close the transaction during the first quarter of 2007. In the event that the closing of the transaction is delayed after February 28, 2006, for reasons other than to obtain ADVO shareholder approval, Valassis will pay ADVO stockholders interest on the $33 per share purchase price at a rate of approximately 11 percent per annum, with the rate increasing every month thereafter.

Valassis further announced that, as a result of the extensive discovery proceedings in the litigation, including the continued review of over one million documents produced by ADVO and the depositions of over 30 ADVO witnesses, Valassis has determined that the evidence will not support the conclusion that ADVO or any of its directors, officers, agents or representatives engaged in any fraud or other misconduct in connection with the parties' entry into their original merger agreement.

"We are pleased to have reached this amended agreement with ADVO and put the litigation behind us," said Alan F. Schultz, Chairman, President and Chief Executive Officer of Valassis. "As we have maintained since the execution of the original agreement, we believe in the strategic value of an ADVO and Valassis combination and look forward to becoming a more diversified company with the benefits it will bring."

S. Scott Harding, Chief Executive Officer of ADVO, said, "We are glad to have reached an agreement with Valassis that allows us to move forward with a merger that has always made tremendous sense. We look forward to focusing our energy on creating value through combining and growing our businesses."

The transaction will create the nation's largest integrated media services provider. The combination will feature the most comprehensive product and customer offering in the industry serving 20,000 advertisers worldwide, including 94 of the top 100 advertisers in the United States. The combined company will be positioned to capture growth across the expanded product and service portfolio, delivering customized, targeted solutions on a national, regional, zip code, sub-zip code and household basis. ADVO's shared mail distribution business penetrates up to 114 million households, or 90% of U.S. homes, adding substantially to Valassis' weekly newspaper distribution of over 60 million households. The combined company will have 7,900 employees with operations in nine countries.

About Valassis

Valassis offers a wide range of marketing services to consumer packaged goods manufacturers, retailers, technology companies and other customers with operations in the United States, Europe, Mexico and Canada. Valassis' products and services portfolio includes: newspaper-delivered promotions and advertisements such as inserts, sampling, polybags and on-page advertisements; direct-to-door advertising and sampling; direct mail; Internet-delivered marketing; loyalty marketing software; coupon and promotion clearing; and promotion planning and analytic services. Valassis has been listed as one of FORTUNE magazine's "Best Companies to Work For" for nine consecutive years. Valassis subsidiaries include Valassis Canada, Promotion Watch, Valassis Relationship Marketing Systems, LLC and NCH Marketing Services, Inc. For additional information, visit the company Web site at www.valassis.com.

SAFE HARBOR AND FORWARD LOOKING STATEMENTS

Certain statements found in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause the actual results, performance or achievements of Valassis to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from Valassis' existing competitors; new competitors in any of Valassis' businesses; a shift in customer preference for different promotional materials, strategies or coupon delivery methods; an unforeseen increase in Valassis' paper costs; economic disruptions caused by terrorist activity, armed conflict or changes in general economic conditions; changes which affect the businesses of Valassis customers and lead to reduced sales promotion spending; the ability and timing for the closing conditions to be satisfied in connection with Valassis' merger agreement with ADVO; and the ability for Valassis to achieve synergies in connection with the merger and the integration of ADVO successfully into its business. Valassis disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About ADVO

ADVO is the nation's leading direct mail media company, with annual revenues of nearly $1.4 billion. Serving 17,000 national, regional and local retailers, the company reaches 114 million households, more than 90% of the nation's homes, with its ShopWise® shared mail advertising.

The company's industry-leading targeting technology, coupled with its unparalleled logistics capabilities, enable retailers seeking superior return on investment to target, version and deliver their print advertising directly to consumers most likely to respond.

Demonstrating ADVO's effectiveness as a print medium, the company's "Have You Seen Me? ®" missing child card, distributed with each ShopWise® package, is the most recognized mail in America. This signature public service program has been responsible for safely recovering 143 children. The program was created in partnership with the National Center for Missing & Exploited Children and the U.S. Postal Service in 1985.

ADVO employs 3,700 people at its 24 mail processing facilities, 33 sales offices and headquarters in Windsor, CT. The company can be visited online at www.ADVO.com.

SAFE HARBOR AND FORWARD LOOKING STATEMENTS

This press release may contain certain statements regarding ADVO's business outlook, prospects, future economic performance, anticipated profitability, revenues, expenses or other financial items, future contracts, market opportunities and other statements that are not historical facts, such statements are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such forward looking statements are based on current information and expectations and are subject to risks and uncertainties which could cause ADVO's actual results to differ materially from those in the forward looking statements. ADVO's business is promotional in nature, and ADVO serves its clients on a "just in time" basis. As a result, fluctuations in the amount, timing, pages, weight, and kinds of advertising pieces can vary significantly from period to period, depending on its customers' promotional needs, inventories, and other factors. In any particular period these transactional fluctuations are difficult to predict, and can materially affect ADVO's revenue and profit results. ADVO's business contains additional risks and uncertainties which include, but are not limited to: general changes in customer demand and pricing; the possibility of consolidation in the retail sector; the impact of economic or political conditions on advertising spending and ADVO's distribution system; postal and paper prices; possible governmental regulation or legislation affecting aspects of ADVO's business; the efficiencies achieved with technology upgrades; fluctuations in interest rates; the ability and timing for the closing conditions to be satisfied in connection with ADVO's merger agreement with Valassis and other general economic factors.

Additional Information

ADVO will file a proxy statement and other relevant documents concerning the proposed merger with the Securities and Exchange Commission. Its shareholders are urged to read the definitive proxy statement when it becomes available, because it will contain important information. Shareholders may obtain, free of charge, a copy of the definitive proxy statement (when it is available) and other documents filed by ADVO with the Securities and Exchange Commission at the Securities and Exchange Commission's website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by ADVO will be available free of charge from ADVO. ADVO and its directors and executive officers and certain other of its employees may be soliciting proxies from shareholders of ADVO in favor of the proposed transaction.

Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the Securities and Exchange Commission.

CONTACTS:

For Valassis:

Investors:

Sherry Lauderback

Valassis Investor Relaations

734-591-7374

lauderbacks@valassis.com

Mary Broaddus

Valassis Investor Relations

734-591-7375

Media:

Andy Hopson

Ruder Finn

312-329-3916

hopsona@ruderfinn.com

For ADVO:

Investors :

Chris Hutter

National Vice President, Finance

ADVO, Inc.

860-285-6424

Eric Brielmann / Jeremy Jacobs

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Media:

Pam Kueber

Vice President, Corporate Communications

ADVO, Inc.

860-298-5797

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